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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 29, 1995

              Structured Products Corp. on behalf of TIERS TRUST 1 (Issuer in respect of the Structured Treasury Escalating Pass-Through Certificates, Series 1)
            (Exact name of registrant as specified in its charter)

            DELAWARE                  33-55860          13-3692801
   (State or other jurisdiction     (Commission)     (I.R.S. employer
        of incorporation)           file number)    identification no.)

       Seven World Trade Center,
       32nd Floor,
       New York, New York 10048                                   10019
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code (212) 783-6645

          (Former name or former address, if changed since last report)


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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

                  1. Trust Agreement, dated as of March 29, 1995, and Series 1 Supplement, dated as of March 29, 1995, between Structured Products Corp. and Bankers Trust Company,

as Trustee.

                  2. Trustee's Reports in respect of the following Distribution Dates: August 15, 1995; February 15, 1996; Notice of Redemption.

                  3.       Accountants' Agreed-Upon Procedures Report.

Item 8.  Change in Fiscal Year.

                  Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                STRUCTURED PRODUCT CORP.

                                By:       /s/ Philip U. Tremmel
                                    -----------------------------------
                                Name:     Philip U. Tremmel
                                Title:    Vice President and Finance Officer

Dated:  April 15, 1997


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                                  EXHIBIT INDEX

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
Exhibit                                                                                                        Page
1.       Trust Agreement, dated as of March 29, 1995, and Series 1 Supplement, dated as of March 29, 1995, between Structured Products Corp.
         and Bankers Trust Company, as Trustee.

2.       Trustee's Reports in respect of the following Distribution Dates:
         August 15, 1995; February 15, 1996; Notice of Redemption

3.       Accountants' Agreed-Upon Procedures Report.
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